Exhibit 28














                           METROPOLITAN EDISON COMPANY
                            EMPLOYEE SAVINGS PLAN FOR
                            BARGAINING UNIT EMPLOYEES
                                     -------

                               REPORT ON AUDITS OF
                              FINANCIAL STATEMENTS
                               for the years ended
                           December 31, 1997 and 1996